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       Oppenheimer                                       Annual Report
       Quest Capital                                        ------
       Value Fund, Inc.SM                                 Management
                                                         Commentaries
--------------------------------------------------------------------------------

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements


"Since the fall of 2001, U.S. stock markets have been plagued by strong volatility and, with a few brief exceptions, downward pressures on prices. Nonetheless, Oppenheimer Quest Capital Value Fund, Inc.SM outperformed the majority of multi-cap value funds during its fiscal year." 1



                                                [LOGO] OppenheimerFunds[R]
                                                       The Right Way to Invest

HIGHLIGHTS

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

12  Financial
    Statements

29  Independent
    Auditors' Report

30  Federal Income Tax
    Information

31  Directors and Officers



Fund Objective
Oppenheimer Quest Capital Value Fund, Inc.SM seeks capital appreciation.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked in the top 25% of all multi-cap value funds for the one- and five-year periods ended October 31, 2002. 1


Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -6.90%       -12.25%
---------------------------------
Class B   -7.53        -12.05
---------------------------------
Class C   -7.52         -8.42
---------------------------------
Class N   -7.10         -8.01


Top Ten Common Stock Holdings 2
Lamar Advertising Co., Cl. A             4.6%
XL Capital Ltd., Cl. A                   3.7
Freddie Mac                              3.6
Omnicom Group, Inc.                      3.6
Anadarko Petroleum Corp.                 3.3
Waters Corp.                             3.2
Canadian National Railway Co.            2.9
AOL Time Warner, Inc.                    2.7
Diebold, Inc.                            2.5
Millipore Corp.                          2.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Multi-Cap Value Fund category, 87/485 for the one-, 53/243 for the five- and 67/84 for the 10-year periods ended 10/31/02. Past performance is no guarantee of future results.

*See Notes on page 10 for further details.

2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS

Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.


[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Quest Capital
Value Fund, Inc.



                 1 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

LETTER TO SHAREHODLERS


   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.


Sincerely,
/s/John V. Murphy
John V. Murphy
November 21, 2002



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.



                 2 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q
How did Oppenheimer Quest Capital Value Fund, Inc. perform during the twelve months that ended October 31, 2002?

A. Once again, our emphasis on companies with strong balance sheets, recurring income and cash flow streams, sustainable competitive advantages and superior management proved worthwhile. Due to strict focus on these criteria, the Fund's investments in the weakest areas of the stock market, technology and telecommunications, were less than that of the overall market. Although, overall the Fund lost ground, it fared better than the Standard & Poor's 500 Index and its peer group of multi-cap value funds. 3

Why did your investment criteria make a difference?
The markets were driven by tremendous fear. There were 12 months of disturbing news, on both the economic and business fronts. Unfortunately, the market's reactions to events became increasingly irrational; many solid companies that were already under- or fairly valued saw their stock prices beaten down for unrelated reasons, such as a competitor failing to hit its quarterly earnings target. Even the whisper of a potential problem moved whole sectors at times.
   Very few companies escaped unscathed. But, generally speaking, companies that were able to generate free cash flow and had quality earnings fared relatively better than their competitors. The Fund's focus on such companies was an advantage in this fear-ridden market.

So, where did the Fund do well?
Stocks that had minimal declines or posted small gains ranged from Dean Foods, a leading dairy-products processor, to Countrywide Credit Services, one of the largest mortgage companies in the U.S., which benefited from strong demand


[SIDEBAR]
Portfolio Manager
Louis Goldstein



3. The Fund's performance is compared to the returns for the one-year period ended 10/31/02 for the S&P 500, -15.10% and the average of the 485 in the Lipper Multi-Cap Value Fund category, -11.48%.



                 3 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

for mortgages in a low-interest rate environment. Two other contributors included Taro Pharmaceutical Industries Ltd. and Varian, Inc., both of which have carved out special niches within the health care/life sciences sector. Taro is a well-managed company that makes generic pharmaceutical ointments and creams. Varian, Inc. manufactures a highly specialized instrument used to analyze the structure of molecules, an important part of the pharmaceutical and materials research industry. 4

And where could the Fund have done better?
The Fund did benefit from its reduced exposure to telecommunications and technology-related stocks. Still, we would have done better had we owned even fewer stocks in those sectors, and in the financial sector. The biggest detractors from performance were Amkor Technologies, Inc., provider of semiconductor packaging and testing services; AOL Time Warner, Inc., a media company hurt by falling ad revenues from the Internet and slowing subscription revenue growth; and EMC Corp., a manufacturer of data storage products. In the financial sector, JP Morgan Chase & Co. and Household International, Inc. also hurt the Fund's returns. JP Morgan Chase saw their stock price fall, as investors grew concerned about the company's large portfolio of loans to telecom and cable companies. Shares of consumer finance company Household International dropped in response to litigation over the firm's business practices in several states, and subsequently settled.

What is your outlook for the stock market?
We don't know if the stock market has bottomed out yet or not. But, we are confident, in the long run, that the markets will ultimately reflect an improvement in earnings, though it is likely this period of volatility will continue in the near-term. We believe economic trends point to stability with low to

[SIDEBAR]
"While it may be difficult to see in the traditional measures, we believe that the economy is expanding at a low to moderate rate."


4. The Fund's holdings, allocations and strategies are subject to change.



                 4 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

moderate growth, though significantly lower than the unsustainable levels of growth characteristic of the late 90's. We tend not to heavily focus on macro-economic factors when selecting stocks because we try to invest in quality companies that can hold their own in any economic environment. Having said that, we do believe a slow economic recovery is occurring. Consumers, who account for two-thirds of the economy, continue to spend, albeit more cautiously as unemployment rates have risen. Overall, the economic situation is not as bad as it may seem; some signs of progress may not be as easily visible in relation to traditional measures of economic growth, such as unemployment rates and manufacturing orders.
   During the 1990s, for example, productivity rates grew even faster than the economy. For one, improvements in the way information is communicated in a more efficient and synchronized fashion throughout the economy, has led to improvements in productivity, but has also altered the supply/demand relationship between companies and their customers and suppliers. As a result, businesses today can achieve more output per worker with shortened lead times. Companies can also delay ordering some products until the last minute based on actual customer demand. These efficiencies, in the front end, paradoxically make it harder for manufacturers and suppliers to accurately project production, sales, revenues and earnings levels. Thus, the normal signs of unemployment and the volume of manufacturing orders and backlog may no longer be truly reflective of real-time growth, which is also causing companies to reinvest with far greater caution than before. We believe that businesses are growing and contributing to slow economic expansion, even if it is not as clearly visible in macroeconomic measures, and over a sustained period, confidence will also return to the economy.


[SIDEBAR]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 5

Class A
1-Year   5-Year 10-Year
-------------------------
-14.78%  0.64%  7.67%

Class B         Since
1-Year   5-Year Inception
-------------------------
-14.53%  1.08%  4.18%

Class C         Since
1-Year   5-Year Inception
-------------------------
-11.05%  1.22%  4.24%

Class N         Since
1-Year   5-Year Inception
-------------------------
-10.59%  N/A   -14.53%


5. See Notes on page 10 for further details.



                 5 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

   The bottom line is we are looking for a low to moderate rate of economic growth. That may not be much help for companies with high debt levels or that need a strong upturn in the economic cycle to be profitable, but it should bode well for the kind of well-run companies we like to own, and that makes Oppenheimer Quest Capital Value Fund, Inc. an important part of The Right Way to Invest.


Top Five Common Stock Industries 7
--------------------------------------------------
Media                                        15.9%
--------------------------------------------------
Electronic Equipment & Instruments           14.9
--------------------------------------------------
Insurance                                     8.4
--------------------------------------------------
Diversified Financials                        7.5
--------------------------------------------------
Machinery                                     6.2

[SIDEBAR]
Sector Allocation 6

[PIE CHART]

o Consumer
   Discretionary  21.1%
o Information
   Technology     20.2
o Financials      19.8
o Industrials     11.8
o Health Care     11.4
o Utilities        8.6
o Energy           7.1


6. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.

7. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.



                 6 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. For the twelve months ended October 31, 2002, Oppenheimer Quest Capital Value Fund, Inc.'s Class A return was -6.90%. Though disappointing, this result compares favorably to the -11.48% average total return for the Lipper Multi-Cap Value Fund Index. The negative returns for the Fund can be attributed to a market influenced by strongly negative investor psychology brought on by weaker corporate earnings, scandals relating to fraud and irregular accounting practices, and uncertainty associated with the possibility of war with Iraq. The Fund's favorable relative performance can be attributed to its bottom-up investment process, which stresses strong balance sheets, superior management, and a strong history of free cash flow. Few technology or telecom companies meet these criteria, so the Fund invested less in these, the worst-performing, sectors of the market during the 12-month period. Nonetheless, technology-related stocks Amkor, EMC and AOL/Time-Warner were among the largest detractors from performance, as were financial stocks JP Morgan Chase & Co. and Household International. Most of the Fund's other equities lost value as well, though not as much value as broad market. Among the more resilient stocks were Dean Foods and Countrywide Credit Services. We eliminated our position in Dean Foods as the price rose. The Fund's holdings, strategies and management are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2002. In the case of Class A (formerly Capital shares) shares performance is measured over a 10-year period. In the case of Class B and Class C, performance is measured from inception of those classes on March 3, 1997. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                 7 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                      Oppenheimer Quest Capital      S&P 500
                      Value Fund, Inc. (Class A)      Index
12/31/1992                   9,425                   10,000
03/31/1993                   9,909                   10,436
06/30/1993                  10,046                   10,486
09/30/1993                  10,079                   10,757
12/31/1993                  10,114                   11,006
03/31/1994                   9,915                   10,589
06/30/1994                  10,039                   10,633
09/30/1994                  10,202                   11,152
12/31/1994                   9,800                   11,150
03/31/1995                  10,971                   12,235
06/30/1995                  12,175                   13,401
09/30/1995                  13,379                   14,465
12/31/1995                  13,152                   15,335
03/31/1996                  14,350                   16,158
06/30/1996                  15,050                   16,883
09/30/1996                  14,533                   17,405
10/31/1996 8                15,126                   17,884
01/31/1997                  15,361                   20,031
04/30/1997                  14,504                   20,515
07/31/1997                  16,781                   24,546
10/31/1997                  17,326                   23,625
01/31/1998                  17,610                   25,420
04/30/1998                  20,073                   28,940
07/31/1998                  20,006                   29,285
10/31/1998                  19,627                   28,826
01/31/1999                  21,927                   33,684
04/30/1999                  22,256                   35,257
07/31/1999                  21,181                   35,201
10/31/1999                  21,289                   36,223
01/31/2000                  21,132                   37,167
04/30/2000                  23,558                   38,825
07/31/2000                  23,986                   38,357
10/31/2000                  25,680                   38,424
01/31/2001                  26,531                   36,832
04/30/2001                  25,989                   33,791
07/31/2001                  25,535                   32,864
10/31/2001                  23,134                   28,861
01/31/2002                  25,085                   30,889
04/30/2002                  25,492                   29,528
07/31/2002                  21,347                   25,103
10/31/2002                  21,539                   24,504

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year  -12.25%     5-Year  3.22%      10-Year  8.17%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Quest Capital        S&P 500
                   Value Fund, Inc. (Class B)        Index
03/03/1997               10,000                     10,000
04/30/1997                9,387                     10,162
07/31/1997               10,842                     12,158
10/31/1997               11,180                     11,702
01/31/1998               11,344                     12,591
04/30/1998               12,911                     14,335
07/31/1998               12,844                     14,506
10/31/1998               12,582                     14,278
01/31/1999               14,034                     16,685
04/30/1999               14,223                     17,464
07/31/1999               13,517                     17,436
10/31/1999               13,566                     17,942
01/31/2000               13,455                     18,410
04/30/2000               14,976                     19,231
07/31/2000               15,229                     19,000
10/31/2000               16,283                     19,033
01/31/2001               16,801                     18,244
04/30/2001               16,429                     16,738
07/31/2001               16,115                     16,278
10/31/2001               14,577                     14,296
01/31/2002               15,782                     15,300
04/30/2002               16,013                     14,626
07/31/2002               13,390                     12,434
10/31/2002               13,431                     12,138

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02*
1-Year  -12.05%         5-Year  3.66%         Since Inception  5.35%


8. The Fund changed its fiscal year end from 12/31 to 10/31.
* See Notes page 10 for further details.



                 8 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                   Oppenheimer Quest Capital       S&P 500
                   Value Fund, Inc. (Class C)       Index
03/03/1997               10,000                     10,000
04/30/1997                9,390                     10,162
07/31/1997               10,845                     12,158
10/31/1997               11,182                     11,702
01/31/1998               11,346                     12,591
04/30/1998               12,912                     14,335
07/31/1998               12,845                     14,506
10/31/1998               12,579                     14,278
01/31/1999               14,030                     16,685
04/30/1999               14,218                     17,464
07/31/1999               13,513                     17,436
10/31/1999               13,562                     17,942
01/31/2000               13,451                     18,410
04/30/2000               14,975                     19,231
07/31/2000               15,223                     19,000
10/31/2000               16,281                     19,033
01/31/2001               16,793                     18,244
04/30/2001               16,429                     16,738
07/31/2001               16,116                     16,278
10/31/2001               14,572                     14,296
01/31/2002               15,783                     15,300
04/30/2002               16,014                     14,626
07/31/2002               13,387                     12,434
10/31/2002               13,476                     12,138

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02*
1-Year  -8.42%         5-Year  3.80%       Since Inception  5.41%


CLASS N SHARES
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                 Oppenheimer Quest Capital   S&P 500
                 Value Fund, Inc. (Class N)   Index
03/01/2001            10,000                 10,000
04/30/2001            10,103                 10,094
07/31/2001             9,914                  9,817
10/31/2001             8,981                  8,621
01/31/2002             9,739                  9,227
04/30/2002             9,884                  8,821
07/31/2002             8,277                  7,499
10/31/2002             8,343                  7,320


Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*
1-Year  -8.01%          Since Inception  -10.30%

The performance information for the S&P 500 Index in the graphs begins on 12/31/92 for Class A, 2/28/97 for Class B and Class C and 2/28/01 for Class N shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                 9 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES


In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 2/28/97. The Fund's Subadvisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual-purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual-purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

Class A (formerly Capital) shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Unless otherwise noted, average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to a maximum annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                 10 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                            Financial Statements
                                                                     Pages 12-28



                 11 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                           Market Value
                                                  Shares     See Note 1
-----------------------------------------------------------------------
Common Stocks--91.5%
-----------------------------------------------------------------------
Consumer Discretionary--19.3%
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.5%
Wendy's
International, Inc.                               30,600   $    969,408
-----------------------------------------------------------------------
Media--15.9%
AOL Time Warner, Inc. 1                          388,496      5,730,316
-----------------------------------------------------------------------
Clear Channel
Communications, Inc. 1                           141,466      5,241,316
-----------------------------------------------------------------------
EchoStar
Communications
Corp., Cl. A 1                                   100,000      2,039,000
-----------------------------------------------------------------------
General Motors
Corp., Cl. H 1                                   165,265      1,627,860
-----------------------------------------------------------------------
Lamar Advertising
Co., Cl. A 1                                     286,000      9,706,840
-----------------------------------------------------------------------
Liberty Media
Corp., Cl. A 1                                   217,000      1,794,590
-----------------------------------------------------------------------
Omnicom Group, Inc.                              133,321      7,683,289
                                                           ------------
                                                             33,823,211

-----------------------------------------------------------------------
Multiline Retail--2.9%
Dollar General Corp.                             297,000      4,146,120
-----------------------------------------------------------------------
Target Corp.                                      68,300      2,057,196
                                                           ------------
                                                              6,203,316

-----------------------------------------------------------------------
Energy--6.5%
-----------------------------------------------------------------------
Energy Equipment & Services--3.2%
GlobalSantaFe Corp.                              123,300      2,946,870
-----------------------------------------------------------------------
National-Oilwell, Inc. 1                         182,600      3,807,210
                                                           ------------
                                                              6,754,080

-----------------------------------------------------------------------
Oil & Gas--3.3%
Anadarko
Petroleum Corp.                                  158,800      7,072,952
-----------------------------------------------------------------------
Financials--18.1%
-----------------------------------------------------------------------
Banks--2.2%
Bank One Corp.                                    83,900      3,236,023
-----------------------------------------------------------------------
Wells Fargo Co.                                   29,000      1,463,630
                                                           ------------
                                                              4,699,653

-----------------------------------------------------------------------
Diversified Financials--7.5%
CIT Group, Inc. 1                                172,600      3,074,006
-----------------------------------------------------------------------
Citigroup, Inc.                                   88,000      3,251,600
-----------------------------------------------------------------------
Freddie Mac                                      125,000      7,697,500

-----------------------------------------------------------------------
Diversified Financials Continued
Household
International, Inc.                               82,000   $  1,948,320
                                                           ------------
                                                             15,971,426

-----------------------------------------------------------------------
Insurance--8.4%
Everest Re
Group Ltd.                                        77,793      4,513,550
-----------------------------------------------------------------------
John Hancock
Financial Services, Inc.                          82,000      2,402,600
-----------------------------------------------------------------------
Nationwide Financial
Services, Inc., Cl. A                            111,900      3,099,630
-----------------------------------------------------------------------
XL Capital Ltd.,
Cl. A                                            101,800      7,752,070
                                                           ------------
                                                             17,767,850

-----------------------------------------------------------------------
Health Care--10.4%
-----------------------------------------------------------------------
Health Care Equipment & Supplies--3.9%
Apogent
Technologies, Inc. 1                             242,000      4,399,560
-----------------------------------------------------------------------
Sybron Dental
Specialties, Inc. 1                              268,000      3,872,600
                                                           ------------
                                                              8,272,160

-----------------------------------------------------------------------
Health Care Providers & Services--3.5%
IMS Health, Inc.                                 205,850      3,095,984
-----------------------------------------------------------------------
Pharmaceutical
Product
Development, Inc. 1                              154,914      4,244,643
                                                           ------------
                                                              7,340,627

-----------------------------------------------------------------------
Pharmaceuticals--3.0%
Taro Pharmaceutical
Industries Ltd. 1                                 67,644      2,350,629
-----------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd., ADR                              52,000      4,026,360
                                                           ------------
                                                              6,376,989

-----------------------------------------------------------------------
Industrials--10.8%
-----------------------------------------------------------------------
Aerospace & Defense--1.5%
Rockwell Collins, Inc.                           140,000      3,154,200
-----------------------------------------------------------------------
Building Products--0.2%
York International Corp.                          16,200        381,024
-----------------------------------------------------------------------
Machinery--6.2%
Actuant Corp., Cl. A 1                            59,200      2,356,160
-----------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                         82,000      3,198,000

                 12 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                           Market Value
                                                  Shares     See Note 1
-----------------------------------------------------------------------
Machinery Continued
Oshkosh Truck Corp.                               54,000   $  3,075,300
-----------------------------------------------------------------------
Parker-Hannifin Corp.                            105,600      4,607,328
                                                           ------------
                                                             13,236,788

-----------------------------------------------------------------------
Road & Rail--2.9%
Canadian National
Railway Co.                                      144,300      6,157,281
-----------------------------------------------------------------------
Information Technology--18.5%
-----------------------------------------------------------------------
Communications Equipment--1.4%
Cisco Systems, Inc. 1                            257,000      2,873,260
-----------------------------------------------------------------------
Computers & Peripherals--0.7%
EMC Corp. 1                                      309,000      1,578,990
-----------------------------------------------------------------------
Electronic Equipment & Instruments--14.9%
Arrow Electronics, Inc. 1                        100,000      1,313,000
-----------------------------------------------------------------------
Diebold, Inc.                                    150,900      5,379,585
-----------------------------------------------------------------------
Electro Scientific
Industries, Inc. 1                                70,400      1,315,072
-----------------------------------------------------------------------
Jabil Circuit, Inc. 1                            105,600      1,629,408
-----------------------------------------------------------------------
Millipore Corp.                                  154,532      5,255,633
-----------------------------------------------------------------------
Roper Industries, Inc.                           112,000      4,323,200
-----------------------------------------------------------------------
Thermo
Electron Corp. 1                                 118,207      2,173,827
-----------------------------------------------------------------------
Varian, Inc. 1                                   116,400      3,423,324
-----------------------------------------------------------------------
Waters Corp. 1                                   271,738      6,842,363
                                                           ------------
                                                             31,655,412

-----------------------------------------------------------------------
Software--1.5%
Microsoft Corp. 1                                 58,000      3,101,260
-----------------------------------------------------------------------
Utilities--7.9%
-----------------------------------------------------------------------
Electric Utilities--6.1%
Cinergy Corp.                                    151,000   $  4,697,610
-----------------------------------------------------------------------
Exelon Corp.                                      59,100      2,978,640
-----------------------------------------------------------------------
FirstEnergy Corp.                                160,700      5,214,715
                                                           ------------
                                                             12,890,965

-----------------------------------------------------------------------
Multi-Utilities--1.8%
Vectren Corp.                                    156,500      3,854,595
                                                           ------------
Total Common Stocks
(Cost $196,392,998)                                         194,135,447

                                               Principal
                                                  Amount
-----------------------------------------------------------------------
Short-Term Notes--8.7%
-----------------------------------------------------------------------
Student Loan Marketing Assn.,
1.72%, 11/1/02
(Cost $18,326,000)                         $  18,326,000     18,326,000

-----------------------------------------------------------------------
Total Investments, at Value
(Cost $214,718,998)                               100.2%    212,461,447
-----------------------------------------------------------------------
Liabilities in Excess
of Other Assets                                     (0.2)      (329,097)
                                           ----------------------------
Net Assets                                         100.0%  $212,132,350
                                           ----------------------------


Footnotes to Statement of Investments
1. Non-income producing security.
See accompanying Notes to Financial Statements.

                 13 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


===================================================================================
Assets
-----------------------------------------------------------------------------------
Investments, at value (cost $214,718,998)--see accompanying
statement                                                             $212,461,447
-----------------------------------------------------------------------------------
Cash                                                                        65,091
-----------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                               408,628
Interest and dividends                                                      89,878
Other                                                                        1,607
                                                                      -------------
Total assets                                                           213,026,651


-----------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                           634,722
Registration and filing fees                                                67,103
Transfer and shareholder servicing agent fees                               50,876
Distribution and service plan fees                                          43,075
Shareholder reports                                                         36,067
Directors' compensation                                                     22,116
Other                                                                       40,342
                                                                      -------------
Total liabilities                                                          894,301

-----------------------------------------------------------------------------------
Net Assets                                                            $212,132,350
                                                                      =============

-----------------------------------------------------------------------------------
Composition of Net Assets
-----------------------------------------------------------------------------------
Par value of shares of capital stock                                  $      1,129
-----------------------------------------------------------------------------------
Additional paid-in capital                                             218,789,344
-----------------------------------------------------------------------------------
Accumulated net investment loss                                            (22,114)
-----------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                            (4,378,458)
-----------------------------------------------------------------------------------
Net unrealized depreciation on investments                              (2,257,551)
                                                                      -------------
Net Assets                                                            $212,132,350
                                                                      =============



                 14 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

================================================================================
Net Asset Value Per Share
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $150,160,769 and 7,876,048 shares of capital stock
outstanding)                                                              $19.07
Maximum offering price per share (net
asset value plus sales charge of 5.75% of offering price)                 $20.23
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $42,009,961 and 2,322,676
shares of capital stock outstanding)                                      $18.09
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $16,978,909 and 937,560 shares
of capital stock outstanding)                                             $18.11
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $2,982,711 and 156,974 shares
of capital stock outstanding)                                             $19.00



See accompanying Notes to Financial Statements.



                 15 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002


===================================================================================
Investment Income
-----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $8,332)                $  2,220,773
-----------------------------------------------------------------------------------
Interest                                                                   265,639
                                                                      -------------
Total investment income                                                  2,486,412

===================================================================================
Expenses
-----------------------------------------------------------------------------------
Management fees                                                          2,241,431
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    583,603
Class B                                                                    428,793
Class C                                                                    153,051
Class N                                                                      7,339
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    402,876
Class B                                                                    125,129
Class C                                                                     43,780
Class N                                                                      3,717
-----------------------------------------------------------------------------------
Shareholder reports                                                         78,610
-----------------------------------------------------------------------------------
Directors' compensation                                                     22,455
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  3,361
-----------------------------------------------------------------------------------
Other                                                                      172,263
                                                                      -------------
Total expenses                                                           4,266,408
Less reduction to custodian expenses                                          (822)
Less voluntary waiver of transfer and shareholder servicing agent
fees-- Classes A, B, C and N                                               (10,893)
                                                                      -------------
Net expenses                                                             4,254,693

===================================================================================
Net Investment Loss                                                     (1,768,281)

===================================================================================
Realized and Unrealized Loss
-----------------------------------------------------------------------------------
Net realized loss on investments                                        (4,187,269)
-----------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                   (14,161,865)
                                                                      -------------
Net realized and unrealized loss                                       (18,349,134)

===================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(20,117,415)
                                                                      =============

See accompanying Notes to Financial Statements.



                 16 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                          2002          2001
===================================================================================
Operations
-----------------------------------------------------------------------------------
Net investment loss                                     $ (1,768,281) $ (1,109,057)
-----------------------------------------------------------------------------------
Net realized gain (loss)                                  (4,187,269)    4,964,340
-----------------------------------------------------------------------------------
Net change in unrealized depreciation                    (14,161,865)  (26,177,551)
                                                        ---------------------------
Net decrease in net assets resulting from operations     (20,117,415)  (22,322,268)

===================================================================================
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A                                                   (3,391,280)  (53,571,518)
Class B                                                     (804,584)   (5,748,202)
Class C                                                     (259,169)   (1,603,768)
Class N                                                       (6,440)           --

===================================================================================
Capital Stock Transactions
Net increase in net assets resulting from capital stock transactions:
Class A                                                   12,204,180    47,699,523
Class B                                                   13,511,982    26,292,547
Class C                                                    8,834,017     7,786,942
Class N                                                    3,077,772       191,398

===================================================================================
Net Assets
Total increase (decrease)                                 13,049,063    (1,275,346)
-----------------------------------------------------------------------------------
Beginning of period                                      199,083,287   200,358,633
                                                        ---------------------------
End of period [including accumulated net investment
losses of $22,114 and $19,043, respectively]            $212,132,350  $199,083,287
                                                        ---------------------------



See accompanying Notes to Financial Statements.



                 17 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Class A    Year Ended October 31,                           2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                     $ 20.91         $ 33.65         $ 33.66         $ 32.11         $ 41.63
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.13)           (.11)           (.25)           (.06)            .05
Net realized and unrealized gain (loss)                    (1.25)          (2.59)           6.08            2.70            4.28
                                                         ---------------------------------------------------------------------------
Total from investment operations                           (1.38)          (2.70)           5.83            2.64            4.33
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --              --              --            (.04)           (.13)
Dividends in excess of net investment income                  --              --              --              -- 1            --
Distributions from net realized gain                        (.46)         (10.04)          (5.84)          (1.05)         (13.72)
                                                         ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.46)         (10.04)          (5.84)          (1.09)         (13.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 19.07         $ 20.91         $ 33.65         $ 33.66         $ 32.11
                                                         ===========================================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         (6.90)%         (9.91)%         20.63%           8.47%          13.28%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                $150,161        $154,346        $177,876        $224,995        $262,669
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $164,479        $161,187        $181,216        $256,450        $280,821
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               (0.61)%         (0.44)%         (0.73)%         (0.17)%          0.13%
Expenses                                                    1.71%           1.67%           1.73%           1.71%           1.67% 4
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of transfer
agent fees and reduction to excess expenses                 1.71%           1.67%           1.73%           1.58%           1.29%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       75%             80%             77%             79%             30%



1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial
Statements.

                 18 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class B    Year Ended October 31,                           2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                     $ 19.99         $ 32.77         $ 33.07         $ 31.71         $ 41.41
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.19)            .05            (.34)           (.19)           (.06)
Net realized and unrealized gain (loss)                    (1.25)          (2.79)           5.88            2.60            4.15
                                                         ---------------------------------------------------------------------------
Total from investment operations                           (1.44)          (2.74)           5.54            2.41            4.09
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --              --              --              --            (.07)
Dividends in excess of net investment income                  --              --              --              -- 1            --
Distributions from net realized gain                        (.46)         (10.04)          (5.84)          (1.05)         (13.72)
                                                         ---------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                               (.46)         (10.04)          (5.84)          (1.05)         (13.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 18.09         $ 19.99         $ 32.77         $ 33.07         $ 31.71
                                                         ===========================================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         (7.53)%        (10.48)%         20.02%           7.83%          12.54%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                 $42,010         $34,278         $17,429         $15,634          $9,562
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $42,900         $27,144         $15,719         $14,112          $4,586
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                        (1.30)%         (1.13)%         (1.26)%         (0.80)%         (0.57)%
Expenses                                                    2.41%           2.26%           2.27%           2.27%           2.24% 4
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of transfer
agent fees and reduction to excess expenses                 2.41%           2.26%           2.27%           2.19%           2.01%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       75%             80%             77%             79%             30%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.


See accompanying Notes to Financial Statements.

                 19 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class C    Year Ended October 31,                           2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                     $ 20.01         $ 32.80         $ 33.09         $ 31.73         $ 41.42
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.13)            .11            (.38)           (.17)           (.13)
Net realized and unrealized gain (loss)                    (1.31)          (2.86)           5.93            2.58            4.21
                                                         ---------------------------------------------------------------------------
Total from investment operations                           (1.44)          (2.75)           5.55            2.41            4.08
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                          --              --              --              --            (.05)
Dividends in excess of net investment income                  --              --              --              -- 1            --
Distributions from net realized gain                        (.46)         (10.04)          (5.84)          (1.05)         (13.72)
                                                         ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.46)         (10.04)          (5.84)          (1.05)         (13.77)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 18.11         $ 20.01         $ 32.80         $ 33.09         $ 31.73
                                                         ===========================================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         (7.52)%        (10.50)%         20.05%           7.82%          12.49%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $16,979         $10,272          $5,053          $4,632          $2,972
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $15,323         $ 7,898          $4,969          $4,117          $1,582
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                        (1.30)%         (1.13)%         (1.25)%         (0.80)%         (0.58)%
Expenses                                                    2.41%           2.26%           2.27%           2.26%           2.23% 4
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of transfer
agent fees and reduction to excess expenses                 2.41%           2.26%           2.27%           2.18%           2.01%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       75%             80%             77%             79%             30%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 20 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class N    Year Ended October 31,                         2002           2001 1
-------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                   $20.88          $23.25
-------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.17)           (.03)
Net realized and unrealized loss                        (1.25)          (2.34)
                                                       ------------------------
Total from investment operations                        (1.42)          (2.37)
-------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --              --
Dividends in excess of net investment income               --              --
Distributions from net realized gain                     (.46)             --
                                                       ------------------------
Total dividends and/or distributions
to shareholders                                          (.46)             --
-------------------------------------------------------------------------------
Net asset value, end of period                         $19.00          $20.88
                                                       ========================
Total Return, at Net Asset Value 2                      (7.10)%        (10.19)%

-------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $2,983            $187
-------------------------------------------------------------------------------
Average net assets (in thousands)                      $1,475            $ 38
-------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                     (0.88)%         (0.96)%
Expenses                                                 1.87%           1.75%
-------------------------------------------------------------------------------
Portfolio turnover rate                                    75%             80%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                 21 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.



                 22 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

   During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

As of October 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              ----------------------
                              2010        $3,944,756

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $3,635 and payments of $563 were made to retired directors, resulting in an accumulated liability of $22,116 as of October 31, 2002.
   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $1,775,653, a decrease in accumulated net investment loss of $1,765,210, and a decrease in accumulated net realized loss on investments of $10,443. Net assets of the Fund were unaffected by the reclassifications.



                 23 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2002  October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $       --       $24,192,101
                 Long-term capital gain     4,461,473        36,731,387
                 Return of capital                 --                --
                                           ----------------------------
                 Total                     $4,461,473       $60,923,488
                                           ============================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss $   (22,114)
                 Accumulated net realized loss    (4,378,458)
                 Net unrealized depreciation      (2,257,551)
                                                 -----------
                 Total                           $(6,658,123)
                                                 ===========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 24 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

================================================================================
2. Shares of Capital Stock
The Fund has authorized one billion shares of $.0001 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
Class A
Sold                         2,235,230   $47,891,615      2,392,156    $55,333,057
Dividends and/or
distributions reinvested       104,423     2,298,369      1,584,503     35,381,969
Redeemed                    (1,845,506)  (37,985,804)    (1,881,412)   (43,015,503)
                            -------------------------------------------------------
Net increase                   494,147   $12,204,180      2,095,247    $47,699,523
                            =======================================================

-----------------------------------------------------------------------------------
Class B
Sold                         1,385,300   $28,277,580      1,425,067    $31,611,552
Dividends and/or
distributions reinvested        34,608       726,779        245,949      5,282,992
Redeemed                      (812,006)  (15,492,377)      (488,174)   (10,601,997)
                            -------------------------------------------------------
Net increase                   607,902   $13,511,982      1,182,842    $26,292,547
                            =======================================================

-----------------------------------------------------------------------------------
Class C
Sold                           691,805   $14,002,918        481,249    $10,606,672
Dividends and/or
distributions reinvested        10,995       231,241         69,108      1,485,826
Redeemed                      (278,450)   (5,400,142)      (191,230)    (4,305,556)
                            -------------------------------------------------------
Net increase                   424,350   $ 8,834,017        359,127    $ 7,786,942
                            =======================================================

-----------------------------------------------------------------------------------
Class N
Sold                           163,175   $ 3,353,343          9,129    $   194,739
Dividends and/or
distributions reinvested           292         6,420             --             --
Redeemed                       (15,463)     (281,991)          (159)        (3,341)
                            -------------------------------------------------------
Net increase                   148,004   $ 3,077,772          8,970    $   191,398
                            =======================================================

1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                 25 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $191,036,132 and $156,487,852, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $215,152,701 was composed of:

                     Gross unrealized appreciation $ 16,741,631
                     Gross unrealized depreciation  (19,432,885)
                                                   -------------
                     Net unrealized depreciation   $ (2,691,254)
                                                   =============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the year ended October 31, 2002, the Manager paid $892,561 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.



                 26 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                 Aggregate         Class A     Concessions     Concessions     Concessions     Concessions
                 Front-End       Front-End      on Class A      on Class B      on Class C      on Class N
             Sales Charges   Sales Charges          Shares          Shares          Shares          Shares
                on Class A     Retained by     Advanced by     Advanced by     Advanced by     Advanced by
Year Ended          Shares     Distributor   Distributor 1   Distributor 1   Distributor 1   Distributor 1
----------------------------------------------------------------------------------------------------------
October 31, 2002  $557,052      $163,592       $34,981         $566,717          $98,063           $27,328

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          Class A       Class B        Class C        Class N
                       Contingent    Contingent     Contingent     Contingent
                         Deferred      Deferred       Deferred       Deferred
                    Sales Charges Sales Charges  Sales Charges  Sales Charges
                      Retained by   Retained by    Retained by    Retained by
Year Ended            Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------
October 31, 2002           $5,460      $113,843         $5,740           $885


--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate equal to 0.10% of Class A shares of the Fund. (The Board of Directors can set this rate up to 0.25%.) Effective January 1, 2002, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.15% to 0.10% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended October 31, 2002, payments under the Class A plan totaled $583,603, all of which were paid by the Distributor to recipients, and included $9,642 paid to an affiliate of the Manager.

--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                    Total Payments Amount Retained      Expenses  of Net Assets
                        Under Plan  by Distributor    Under Plan       of Class
-------------------------------------------------------------------------------
Class B Plan              $428,793        $357,786    $1,287,977          3.07%
Class C Plan               153,051          77,543       252,853          1.49
Class N Plan                 7,339           6,768        92,643          3.11



                 27 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at October 31, 2002.



                 28 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Directors and Shareholders of
Oppenheimer Quest Capital Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Capital Value Fund, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
November 21, 2002



                 29 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION   Unaudited


================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Distributions of $0.4593 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 11, 2001, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                 30 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

DIRECTORS AND OFFICERS


============================================================================================
Name, Position(s)           Principal Occupation(s) During Past 5 Years/Other
Held with Fund, Length      Trusteeships/Directorships Held by Director/Number of
of Service and Age          Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT                 The address of each Director in the chart below is 6803 S.
DIRECTORS                   Tucson Way, Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation,
                            retirement, death or removal.

Thomas W. Courtney,         Principal of Courtney Associates, Inc. (venture capital
Chairman of the             firm); former General Partner of Trivest Venture Fund
Board of Directors          (private venture capital fund); former President of
(since 1996)                Investment Counseling Federated Investors, Inc.; Trustee of
Age: 69                     Cash Assets Trust, a money market fund; Director of OCC Cash
                            Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona.
                            Oversees 10 portfolios in the OppenheimerFunds complex.

Paul Y. Clinton,            Principal of Clinton Management Associates, a financial and
Director (since 1996)       venture capital consulting firm; Trustee of Capital Cash
Age: 70                     Management Trust, a money-market fund and Narragansett
                            Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash
                            Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly:
                            Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation;
                            President of Essex Management Corporation, a management
                            consulting company; a general partner of Capital Growth
                            Fund, a venture capital partnership; a general partner of
                            Essex Limited Partnership, an investment partnership;
                            President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment
                            company; and Vice President of W.R. Grace & Co. Oversees 10 portfolios in the OppenheimerFunds complex.

Robert G. Galli,            A trustee or director of other Oppenheimer funds. Formerly
Director (since 1996)       Vice Chairman (October 1995-December 1997) of
Age: 69                     OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann,           Chairman and Chief Executive Officer of Aquila Management
Director (since 1996)       Corporation, the sponsoring organization and manager,
Age: 73                     administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust,
                            Aquila-Cascadia Equity Fund, Pacific Capital Cash Assets
                            Trust, Pacific Capital U.S. Treasuries Cash Assets Trust,
                            Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund,
                            Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For
                            Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of
                            Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of
                            Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain
                            Equity Fund; Vice President, Director, Secretary, and
                            formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of
                            Trustees of Capital Cash Management Trust ("CCMT"), and an
                            Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap
                            Management Corporation, formerly sub-adviser and
                            administrator of Prime Cash Fund and Short Term Asset
                            Reserves; Director of OCC Cash Reserves, Inc., and Trustee
                            of OCC Accumulation Trust, both of which are open-end
                            investment companies; Trustee Emeritus of Brown University.
                            Oversees 10 portfolios in the OppenheimerFunds complex.



                 31 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Continued

Brian Wruble,               Special Limited Partner (since January 1999) of Odyssey
Director (since 1996)       Investment Partners, LLC (private equity investment);
Age: 59                     General Partner (since September 1996) of Odyssey Partners,
                            L.P. (hedge fund in distribution since 1/1/97); Board of
                            Governing Trustees (since August 1990) of The Jackson
                            Laboratory (non-profit); Trustee (since May 1992) of
                            Institute for Advanced Study (educational institute);
                            Trustee (since May 2000) of Research Foundation of AIMR
                            (investment research, non-profit); formerly Governor, Jerome
                            Levy Economics Institute of Bard College (economics
                            research) (August 1990-September 2001); Director of Ray &
                            Berendtson, Inc. (executive search firm) (May 2000-April
                            2002). Oversees 10 portfolios in the OppenheimerFunds
                            complex.


============================================================================================
OFFICERS                    The address of the Officers in the chart below is as
                            follows: for Messrs. Darling, Murphy and Zack, 498 Seventh
                            Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson
                            Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

O. Leonard Darling,         Vice Chairman and Director (since August 2000), Chief
Vice President (since 1996) Investment Officer (since June 1999) and Executive Vice
Age: 59                     President (since December 1998) of the Manager; Chairman of the Board and a director (since June 1999) and Senior
                            Managing Director (since December 1998) of HarbourView Asset
                            Management Corporation; Chairman of the Board, Senior
                            Managing Director and director (since November 2000) of OFI
                            Institutional Asset Management, Inc.; a director (since July
                            2001) of Oppenheimer Acquisition Corp.; a director (since
                            March 2000) of OFI Private Investments, Inc.; Trustee (since
                            1993) of Awhtolia College- Greece; formerly Executive Vice
                            President of the Manager (June 1993- December 1998); and
                            Chief Executive Officer of HarbourView Asset Management
                            Corporation (December 1998-June 1999).

John V. Murphy,             Chairman, Chief Executive Officer and director (since June
President (since 2001)      2001) and President (since September 2000) of the Manager;
Age: 53                     President and a director or trustee of other Oppenheimer
                            funds; President and a director (since July 2001) of
                            Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                            holding company subsidiary of the Manager); a director
                            (since November 2001) of OppenheimerFunds Distributor, Inc.
                            (a subsidiary of the Manager); Chairman and a director
                            (since July 2001) of Shareholder Services, Inc. and of
                            Shareholder Financial Services, Inc. (transfer agent
                            subsidiaries of the Manager); President and a director
                            (since July 2001) of OppenheimerFunds Legacy Program (a
                            charitable trust program established by the Manager); a
                            director of the investment advisory subsidiaries of the
                            Manager: OFI Institutional Asset Management, Inc. and
                            Centennial Asset Management Corporation (since November
                            2001), HarbourView Asset Management Corporation and OFI
                            Private Investments, Inc. (since July 2001); President
                            (since November 1, 2001) and a director (since July 2001) of
                            Oppenheimer Real Asset Management, Inc.; a director (since
                            November 2001) of Trinity Investment Management Corp. and
                            Tremont Advisers, Inc. (Investment advisory affiliates of
                            the Manager); Executive Vice President (since February 1997)
                            of Massachusetts Mutual Life Insurance Company (the
                            Manager's parent company); a director (since June 1995) of
                            DLB Acquisition Corporation (a holding company that holds
                            the shares of David L. Babson & Company, Inc.); formerly,
                            Chief Operating Officer (September 2000-June 2001) of the
                            Manager; President and trustee (November 1999-November 2001)
                            of MML Series Investment Fund and MassMutual Institutional
                            Funds (open-end investment companies); a director (September
                            1999-August 2000) of C.M. Life Insurance Company; President,
                            Chief Executive Officer and director (September 1999-August
                            2000) of MML Bay State



                 32 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

John V. Murphy,             Life Insurance Company; a director (June 1989-June 1998) of
Continued                   Emerald Isle Bancorp and Hibernia Savings Bank (a
                            wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                            69 portfolios in the OppenheimerFunds complex.




Brian W. Wixted,            Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal        the Manager; Treasurer (since March 1999) of HarbourView
Financial and Accounting    Asset Management Corporation, Shareholder Services, Inc.,
Officer                     Oppenheimer Real Asset Management Corporation, Shareholder
(since 1999)                Financial Services, Inc., Oppenheimer Partnership Holdings,
Age: 43                     Inc., OFI Private Investments, Inc. (since March 2000),
                            OppenheimerFunds International Ltd. and Oppenheimer
                            Millennium Funds plc (since May 2000) and OFI Institutional
                            Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                            Financial Officer (since May 2000) of Oppenheimer Trust
                            Company (a trust company subsidiary of the Manager);
                            Assistant Treasurer (since March 1999) of Oppenheimer
                            Acquisition Corp. and OppenheimerFunds Legacy Program (since
                            April 2000); formerly Principal and Chief Operating Officer
                            (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                            Services Division. An officer of 85 portfolios in the
                            OppenheimerFunds complex.

Robert G. Zack,             Senior Vice President (since May 1985) and General Counsel
Secretary (since 2001)      (since February 2002) of the Manager; General Counsel and a
Age: 54                     director (since November 2001) of OppenheimerFunds
                            Distributor, Inc.; Senior Vice President and General Counsel
                            (since November 2001) of HarbourView Asset Management
                            Corporation; Vice President and a director (since November
                            2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                            President, General Counsel and a director (since November
                            2001) of Shareholder Services, Inc., Shareholder Financial
                            Services, Inc., OFI Private Investments, Inc., Oppenheimer
                            Trust Company and OFI Institutional Asset Management, Inc.;
                            General Counsel (since November 2001) of Centennial Asset
                            Management Corporation; a director (since November 2001) of
                            Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                            and a director (since November 2001) of OppenheimerFunds
                            International Ltd.; Vice President (since November 2001) of
                            OppenheimerFunds Legacy Program; Secretary (since November
                            2001) of Oppenheimer Acquisition Corp.; formerly Acting
                            General Counsel (November 2001-February 2002) and Associate
                            General Counsel (May 1981-October 2001) of the Manager;
                            Assistant Secretary of Shareholder Services, Inc. (May
                            1985-November 2001), Shareholder Financial Services, Inc.
                            (November 1989-November 2001); OppenheimerFunds
                            International Ltd. and Oppenheimer Millennium Funds plc
                            (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.





The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.




                 33 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.SM


================================================================================
Investment Advisor        OppenheimerFunds, Inc.

================================================================================
Sub-Advisor               OpCap Advisors

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

================================================================================
Independent Auditors      KPMG LLP

================================================================================
Legal Counsel             Mayer Brown Rowe & Maw








(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.



                 34 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY

====================================================================================================
 Global Equity          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
----------------------------------------------------------------------------------------------------
 Equity                 Stock                                 Stock & Bond
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R)Small Cap Fund          Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R)Opportunity Fund        Specialty
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund    Tremont Market Neutral Fund, LLC 1
                        Value Fund                            Tremont Opportunity Fund, LLC 1
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
----------------------------------------------------------------------------------------------------
 Income                 Taxable                               Rochester Division
                        International Bond Fund               California Municipal Fund 3
                        High Yield Fund                       New Jersey Municipal Fund 3
                        Champion Income Fund                  New York Municipal Fund 3
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Limited Term Municipal Fund 4
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund 2           Pennsylvania Municipal Fund 3
----------------------------------------------------------------------------------------------------
 Select Managers        Stock                                 Stock & Bond
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund 2
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund 5
                        Mercury Advisors S&P 500(R) Index Fund 2
----------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund                     Cash Reserves

1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.

2. Available only through qualified retirement plans.

3. Available to investors only in certain states.

4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002.

5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                 35 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

1.800.CALL OPP PHONELINK


Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information
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  o Order duplicate statements or Form 1099 DIV
  o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)
  o Speak to a Customer Service Representative 1 by saying "Agent" when prompted
  o And more!

Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.



                 36 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

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
INFORMATION AND SERVICES

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Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: QCVAX  Class B: QCVBX  Class C: QCVCX  Class N: QCVNX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                             [LOGO] OppenheimerFunds[R]
                                                    Distributor, Inc.




RA0835.001.1002   December 30, 2002

period                   $   19.99       $   32.77       $   33.